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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 23, 2007

                           GREEN IRONS HOLDINGS CORP.
                     --------------------------------------
             (Exact name of registrant as specified in its charter)

            Nevada                  333-135225           98-0489669
----------------------------     ---------------    -------------------
(State or other jurisdiction      (Commission         (IRS Employer
      of incorporation)           File Number)      Identification No.)

                            PO Box 561, Harbour Gates
                     Providenciales, Turks & Caicos Islands
        ---------------------------------------------------------------
            (Address of principal executive offices)      (Zip Code)

       Registrant's telephone number, including area code (649) 342-1526


                                       N/A
                                       ---
                         (Former name or former address,
                          if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01 Other Events.

         On February 23, 2007, the Company engaged the law firm of Michael J. Morrison, Chtd., 1495 Ridgeview Drive, Suite 220, Reno, NV 89519, tel. 775-827-6300, to represent the Company regarding its corporate and securities matters.



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized on this 26th day of February, 2007.


GREEN IRONS HOLDINGS CORP.

By: /s/ ANDREW COUVELL
    ---------------------------------
        Andrew Couvell
        President, Chief Executive Officer, Chief Financial Officer and Principal Accounting Officer